Harbor Funds’ Board of Trustees has determined that it is in the best interests of the Harbor Short Duration Fund and its shareholders that the Fund be liquidated and dissolved. The liquidation of the Fund is expected to occur on October 29, 2010 and the liquidation proceeds will be distributed to the shareholders of the Fund. Shareholders may exchange shares into another Harbor fund or redeem shares out of the Fund in accordance with Harbor’s exchange and redemption policies as set forth in the Fund’s prospectus until the date of the Fund’s liquidation.

Prior to the Fund’s liquidation, all or a substantial portion of the Fund’s assets may be invested in cash, cash equivalents and debt securities with a remaining maturity of less than one year. When invested in such instruments in anticipation of its liquidation, the Fund will not likely be able to achieve its investment objective.

Because the Fund will be liquidating, the Fund is now closed to new investors.

Dated:	August 19, 2010

Investors Should Retain This Supplement For Future Reference

S0819.P.FI